RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

RALPH B. KOSTANT, ESQ.
WEISSBURG and ARONSON, INC.
2049 Century Park East, 32nd Floor
Los Angeles, California 90067-3271

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                      SECOND AMENDMENT TO GEOTHERMAL LEASE

          THIS AMENDMENT TO GEOTHERMAL LEASE ("Amendment") is made and entered into effective as of January 1, 1990, by and among MAGMA POWER COMPANY, a Nevada corporation ("Lessor") and MAMMOTH-PACIFIC, L.P., a California limited partnership ("Lessee"), with reference to the following facts:

          A. Magma Energy, Inc., a Nevada corporation, and Holt Geothermal
Company, a California corporation, entered into that certain Geothermal Lease dated August 31, 1983, and recorded in memorandum form on September 6, 1983, in
Book 389, Page 37 of Official Records of Mono County, California (the "Lease").

          B. Magma Energy, Inc., has merged with and into Lessor, and Lessor is the successor-in-interest to Magma Energy, Inc., by operation of law, as fee owner of the real property covered by the Lease.

          C. By an Assignment of Lease dated August 31, 1983, and recorded in memorandum form on September 20, 1983, in Book 390, Page 90 of Official Records
of Mono County, California, Holt Geothermal Company assigned all of its right, title and interest

                                       -1-

in the Lease to Mammoth-Pacific, a California general partnership.

          D. The Lease was previously amended by the First Amendment to
Geothermal Lease dated April 30, 1987 between Magma Energy, Inc. and
Mammoth-Pacific, a California general partnership.

          E. Pacific Geothermal Company, a California corporation, and a general partner of Lessee, subsequently succeeded to all of Mammoth-Pacific, a
California general partnership's right, title and interest in the Lease. By an assignment dated January 29, 1990 and recorded in memorandum form on January 29,
1990 as Instrument No. 665, Official Records of Mono County, California, Pacific
Geothermal Company assigned an undivided 50% of all of its right, title and interest in the Lease to Lessee, and the remaining undivided fifty percent (50%)
of all of its right, title and interest in the Lease in equal shares to CD
Mammoth Lakes I, Inc., a Maryland corporation and Mammoth Lakes II, Inc., a
Maryland corporation (collectively, the CD Companies); and the CD Companies in the same assignment subsequently assigned all of such right, title and interest in the Lease to Lessee.

          F. Exhibit "A" to the Lease contains the following exception in the description of Parcel B of the leased premises.

                                       -2-

          EXCEPTING THEREFROM the surface of the Southwesterly three (3) acres, more or less, occupied by a lumberyard as of the date of this Lease.

The area covered by this exception is referred to in this Amendment as the
"Excepted Acreage."

          G. Lessor and Lessee desire to amend the Lease to include the Excepted
Acreage in the leased premises, without, however, any warranty of title by
Lessor.

          NOW, THEREFORE, in consideration of the above-referenced facts, the agreements of Lessor and Lessee contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

          1. The following language is deleted from Exhibit "A" to the Lease:

          EXCEPTING THEREFROM the surface of the Southwesterly three (3) acres, more or less, occupied by a lumberyard as of the date of this Lease.

          2. From and after the date of this Amendment, the Excepted Acreage shall be part of the leased premises covered by the Lease, subject to all of the terms and conditions of the Lease, as amended, except as provided in paragraph 3 below.

                                       -3-

          3. Notwithstanding anything set forth in the Lease, Lessor is leasing the Excepted Acreage to Lessee without any warranties or representations of title whatsoever, including, without limitation, any warranty or representation that the Excepted Acreage is free and clear of leases and tenancies by others.

          EVIDENCING their agreement, Lessor and Lessee have executed this
Amendment as of the date first written above.

                                     LESSOR:

                                     MAGMA POWER COMPANY, a Nevada
                                     corporation

                                     By: /s/ Jon R. Peele
                                         ------------------------------------
                                     Name (print): Jon R. Peele
                                     Title: Senior Vice President

                                     By: /s/ Wallace C. Dieckmann
                                         ------------------------------------
                                     Name (print): Wallace C. Dieckmann
                                     Title: Assistant Secretary

                                     LESSEE:

                                     MAMMOTH-PACIFIC, L.P., a California limited
                                     partnership

                                     By Pacific Geothermal Company, a California
                                        corporation, its Managing General
                                        Partner

                                     By:
                                         ------------------------------------
                                     Name (print): _________ Harvey
                                     Title: Sr. Vice Pres

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